UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2006

IMPSAT Fiber Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29085	52-1910372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Elvira Rawson de Dellepiane 150

Piso 8, C1107BCA

Buenos Aires, Argentina

(Address of principal executive offices)

Registrant’s telephone number, including area code (5411) 5170-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 15, 2006, IMPSAT Fiber Networks, Inc. (the “Company” or “we”) issued a press release that contained financial highlights and results of operations for the quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press Release of IMPSAT Fiber Networks, Inc., dated November 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006	IMPSAT Fiber Networks, Inc.

	By:	/s/ Guillermo Pardo
Corporate Secretary